UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 11, 2015

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed by Infinera Corporation (the “Company”) on August 12, 2015, to provide additional information in connection with the Company’s acquisition of Transmode AB (“Transmode”).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The consolidated financial statements of Transmode as of and for the three months ended March 31, 2015 and 2014 and the consolidated financial statements of Transmode as of and for the years ended December 31, 2014, 2013 and 2012 are attached to this Form 8-K/A as Exhibit 99.1.

(b) Pro Forma Financial Information.

The pro forma condensed combined financial statements of the Company and Transmode as of and for the three months ended March 28, 2015 and for the year ended December 27, 2014, giving effect to the combination, are incorporated by reference to the Company’s final prospectus filed on July 9, 2015 under the Registration Statement on Form S-4 (Registration No. 333-204806).

(d) Exhibits.

23.1	Consent of Independent Accountant.

99.1	Consolidated financial statements of Transmode as of and for the three months ended March 31, 2015 and 2014 and the consolidated financial statements of Transmode as of and for the years ended December 31, 2014, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: August 20, 2015	By:	/s/ JAMES L. LAUFMAN
James L. Laufman Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Accountant.

99.1	Consolidated financial statements of Transmode as of and for the three months ended March 31, 2015 and 2014 and the consolidated financial statements of Transmode as of and for the years ended December 31, 2014, 2013 and 2012.